Exhibit 99.2

Copyright 202 2 , Plug Power Inc. Plug Power NASDAQ: PLUG Copyright 2024, Plug Power Inc .

2 This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc . (“Plug”), including but not limited to statements about Plug’s projections regarding its future financial and market outlook, including timing of expected revenue for 2024 ; Plug’s expectations with respect to grants and conditional commitment with respect to loans awarded by the United States Department of Energy (DOE) ; Plug’s ability to execute on its short - term business priorities, including its cash management and financing goals and its operational execution goals ; Plug’s ability to successfully eliminate its Power Purchase Agreement model and transition to a direct sales model ; Plug’s belief that its strategic priorities will enable growth reacceleration ; Plug’s ability to execute on its strategic priorities, including with respect to financing opportunities, converting Basic Engineering and Design Packages (BEDP) to orders, and delivering on pipeline ; Plug’s ability to grow equipment sales ; Plug’s belief that consolidation of operational sites and restructuring will achieve improved cost structure and the timing of such achievement ; Plug’s ability to attract customers with its updated pricing structure ; Plug’s belief that fuel pricing increases and internal hydrogen production will create positive impacts ; the anticipated benefits, capacity, capabilities, and output of Plug’s hydrogen plants, including the timing of hydrogen production at its plant located in Louisiana ; Plug’s ability to successfully reduce its existing inventory ; and Plug’s ability to execute on its priority pieces for profitability .  You are cautioned that such statements should not be read as a guarantee of future performance or results as such statements are subject to risks and uncertainties . Actual performance or results may differ materially from those expressed in these statements as a result of various factors, including, but not limited to, the following : the risk that we may continue to incur losses and might never achieve or maintain profitability ; the risk that we may not be able to raise additional capital to fund our operations and such capital may not be available to us on favorable terms or at all ; the risk that we may not be able to expand our business or manage our future growth effectively ; the risk that we may not be able to remediate the material weaknesses identified in internal control over financial reporting as of December 31 , 2023 , or otherwise maintain an effective system of internal control over financial reporting ; the risk thar global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, and supply chain disruptions, may adversely affect our operating results ; the risk that we may not be able to obtain from our hydrogen suppliers a sufficient supply of hydrogen at competitive prices or the risk that we may not be able to produce hydrogen internally at competitive prices ; the risk that delays in or not completing our product and project development goals may adversely affect our revenue and profitability ; the risk that our estimated future revenue may not be indicative of actual future revenue or profitability ; the risk of elimination, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act ; and the risk that we may not be able to manufacture and market products on a profitable and large - scale commercial basis . For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward - looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the Securities and Exchange Commission, including the “Risk Factors” section of Plug’s Annual Report on Form 10 - K for the year ended December 31 , 2023 as well as any subsequent filings . Readers are cautioned not to place undue reliance on these forward - looking statements . The forward - looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management . We disclaim any obligation to update forward - looking statements except as may be required by law . Cautionary Note on Forward Looking Statements

3 1Q 2024 Overview and Business Update Hydrogen Plant Buildout Reaching Key Milestones • Production of liquid hydrogen at Georgia and Tennessee plants in Q1 Department of Energy (DOE) Manufacturing Grants • Plug is the prime awardee on ~$79M for investment at US manufacturing sites, as well as a subcontractor on additional ~$84M, for participation up to $163M • Plug received the most awards in ~$750M total funding aimed to reduce the cost of clean hydrogen in the US Recalibration of Material Handling Business • Implementing price increases and service enhancement roadmap • Eliminating Power Purchase Agreement model: Move to direct sales and customer - financed leases Continued Validation of Product Platform with Key Customers • ~ 4.5GW of Basic Engineering and Design Packages (BEDP) work for electrolyzer customers • 20 electrolyzer systems currently undergoing commissioning activities at customer sites • Material Handling orders from Uline and auto OEM with updated pricing structure Positive Impact From Strategic Initiatives to Lower Cash Burn Plug continues to advance the pending loan guarantee from the Department of Energy (DOE) and awaits conditional commitment ap pro val announcement

4 Cash Management and Financing Goals • Continue to Pursue Financing Partners and Opportunities • Working Capital Management • Inventory Reduction is a Key Priority • Pricing Increases Across Product Portfolio Operational Execution Goals • Recalibrating the Material Handling Business Model • Hydrogen Production in Georgia, Tennessee • Completing Construction in Louisiana • Prioritizing Equipment Sales Across Product Portfolio • Continue BEDPs for Large - Scale ELX and Liquefier Customers Short - Term Business Priorities

5 Exploring Financing Opportunities Converting 4.5GW in BEDP to Orders Developing US and EU Plant Network Manufacturing Scale to Meet Demand Hydrogen Plants Electrolyzers Delivering on Meaningful Pipeline Growing Storage and On - Road Offerings Developing Large - Scale Product Launching Mobile Refueler Product Liquefaction Cryogenics Recalibrating Existing Sales Platforms Optimizing Early Product Deployments Expanding Customer Diversification Advancing Datacenter Pilots Material Handling Stationary Power Strategic Priorities To Enable Growth Reacceleration

6 Financial Update Net cash used in operating activities combined with capex 1 down 38% QoQ and 42% YoY • Capex 1 down 47% QoQ and 45% YoY • Consolidation of operational sites and restructuring to achieve improved cost structure in coming quarters Hydrogen production and new pricing structure expected to significantly impact margins • Price increases across entire product portfolio with a specific focus on hydrogen pricing • Georgia and Tennessee reaching nameplate capacity, and Louisiana production targeted for 2024 Equipment sales expected to drive top - line growth and margin improvement • Maturing of product lines and greater volume expected to allow fixed - cost absorption and margin expansion • ~1/3 of revenue for 2024 expected in 1H 2024 Q1 Sales of $120.3M reflect seasonality in equipment sales and new product scale up • Rebound in material handling installations beginning in Q2 • New ELX product launches and customer scale ups working through maturity curve Margins impacted by hydrogen availability, lower fixed cost absorption, and non - cash charges • Fuel pricing increases and internal hydrogen production expected to create positive impacts going forward • Growth in equipment sales expected to improve labor and overhead leverage 1: Capex includes purchases of property, plant, and equipment and purchases of equipment related to power purchase agreements an d equipment related to fuel delivered to customers

7 Priority Pieces Towards Profitability Vertical Integration with Plug Hydrogen Network Pricing Increases Across the Material Handling Portfolio Equipment Sales Growth Increases Leverage on Fixed Manufacturing Costs Supply Chain Efficiency and Cost Downs Service Cost Improvement Roadmap Inventory and Asset Monetization Sustainable Operating Cost Profile Consolidation of Operational Sites

VP, Investor Relations Roberto Friedlander rfriedlander@plugpower.com Manager, Investor Relations Kevin O’Brien kobrien@plugpower.com Corporate Headquarters 8 British America Boulevard, Latham, New York, 12110 www.plugpower.com